UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) November 10, 2008

VALCOM, INC.
 (Exact name of registrant as specified in its charter)

Delaware	000-28416	58-1700840
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2113A Gulf Boulevard, Indian Rocks Beach, FL 33785
 (Address of Principal executive offices) (Zip Code)

(727) 953-9778
 (Registrant's telephone number)

2525 North Naomi Street, Burbank, California 91504
 (Former address of principal executive offices) (zip code)

Copies to:
Darrin M. Ocasio, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway, 32nd Floor
New York, New York 10006
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER

On November 10, 2008, Valcom, Inc. (the “Company”) issued a press release announcing that it had converted $1,669,729 in debt into approximately 1,669,729 shares of Series C Preferred Stock, effective September 15, 2008.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(A)  FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

Not applicable.

(B)  PRO FORMA FINANCIAL INFORMATION.

Not applicable.

(C)  SHELL COMPANY TRANSACTIONS.

Not applicable.

(D)  EXHIBITS

99.1 Press Release dated November 10, 2008

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALCOM, INC.

Date: November 10, 2008	By:	/s/ Vince Vellardita
Vince Vellardita
Chief Executive Officer

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